Statement of Changes in Net Assets Available for Benefits - EBP 008 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Interest and dividends	$ 3,050,476	$ 3,699,788
Net appreciation in fair value of investments	55,538,424	35,246,822
Net investment income	58,588,900	38,946,610
Contributions:
Participant elective and rollover	28,371,484	18,833,064
Employer	13,356,804	11,134,186
Total contributions	41,728,288	29,967,250
Interest income on notes receivable from participants	377,535	298,761
Total additions to net assets	100,694,723	69,212,621
Deductions from net assets:
Withdrawals and benefit payments	23,962,008	23,766,501
Administrative fees and expenses	217,582	201,570
Total deductions from net assets	24,179,590	23,968,071
Increase in net assets available for benefits	76,515,133	45,244,550
Beginning of year	343,244,324	297,999,774
End of year	$ 419,759,457	$ 343,244,324